UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2021

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	001-33268	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Treat Boulevard, Suite 600, Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 948-4000

(Former name or former address if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CENT	The NASDAQ Stock Market LLC
Class A Common Stock	CENTA	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2020 Bonus Determinations

On February 8, 2021, the Compensation Committee of the Board of the Company approved cash bonus payments to the Company’s named executive officers, in respect of fiscal 2020. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Proxy Statement for its 2021 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on December 23, 2020 (the “Proxy Statement”), because the amount of the bonuses had not been determined at the time of filing the Proxy Statement. In accordance with Item 5.02(f), the table below updates the Bonus and Total columns in the fiscal 2020 summary compensation table for the named executive officers previously set forth in the Proxy Statement. No other amounts have changed.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1)($)	Option Awards (2)($)	All Other Compensation (3)($)	Total ($)
Timothy P. Cofer	2020	900,000	1,472,500	—	3,393,865	148,253	5,914,618
Chief Executive Officer(4)

Nicholas Lahanas	2020	456,344	363,900	1,999,998	159,371	9,863	2,989,476
Chief Financial Officer	2019	447,692	170,000	799,995	161,566	10,747	1,590,000
	2018	387,308	225,000	—	143,240	3,701	759,249

William E. Brown	2020	200,000	151,000	299,991	999,999	18,662	1,669,652
Chairman	2019	200,000	376,000	299,989	—	17,041	893,030
	2018	200,000	90,000	299,986	—	14,592	604,578

George A. Yuhas	2020	465,461	300,000	—	126,169	35,543	927,173
General Counsel and Secretary	2019	456,369	175,000	—	121,148	32,036	784,553
	2018	448,092	191,000	—	122,780	26,898	788,770

John Hanson	2020	488,403	362,200	582,730	159,371	111,853	1,704,557
President Pet Consumer Products(5)

(1)	This column represents the grant date fair value in accordance with ASC 718. These amounts do not represent the actual value that may be realized by the named executive officers.
(2)

This column represents the grant date fair value in accordance with ASC 718. Please refer to Note 14, “Stock-Based Compensation”, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed on November 24, 2020 for the relevant assumptions used to determine the compensation cost of our stock option awards. These amounts do not represent the actual value, if any, that may be realized by the named executive officers.

(3)	The components of the “All Other Compensation” column for fiscal 2020 are detailed in the following table:

Description	Cofer	Lahanas	Brown	Yuhas	Hanson
Company matching contribution to 401(k) plan	$8,550	$8,550	$6,000	$8,550	$9,665
Medical and life insurance premiums	1,065	1,313	12,662	14,993	1,714
Car allowance or lease	12,650	—	—	12,000	12,000
Mobile device reimbursement	—	—	—	—	1,080
Medical reimbursement	34,360	—	—	—	17,500
Housing Allowance and Tax Gross Up	63,364	—	—	—	69,894
Financial planning allowance	28,264	—	—	—	—

Total	$148,253	$9,863	$18,662	$35,543	$111,853

(4)	Mr. Cofer became an executive officer in October 2019.
(5)	Mr. Hanson became an executive officer in February 2020.

In addition, the Compensation Committee approved an increase in Mr. Cofer’s base salary to $1,000,000, Mr. Lahanas’s base salary to $470,475, Mr. Yuhas’s base salary to $479,885, Mr. Hanson’s base salary to $504,977, and Mr. Brown’s base salary to $267,000. The increases were effective as of January 1, 2021.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 9, 2021, at the Annual Meeting, the following proposals were submitted to the stockholders:

1.	The election of eleven directors to serve until the 2022 Annual Meeting and until their successors are duly elected and qualified.

2.	The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending on September 25, 2021.

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. Holders of the Company’s Common Stock are entitled to one vote per share and holders of the Company’s Class B Stock are entitled to the lesser of ten votes per share or 49% of the total votes cast. Holders of the Company’s Common Stock and holders of the Company’s Class B Stock vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law. The number of votes cast for and withheld/against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Proposal One:

The following individuals were elected to serve as directors until the Company’s next annual meeting and until their respective successors are elected and qualified by the votes set forth in the following table:

Director Nominee	For	Withheld	Broker Non-Votes
William E. Brown	11,072,635	3,875,801	629,282
Courtnee Chun	18,211,794	234,830	629,282
Timothy P. Cofer	12,100,286	3,351,699	629,282
Brendan P. Dougher	18,544,525	65,137	629,282
Michael J. Edwards	18,137,063	272,943	629,282
Michael J. Griffith	16,708,453	1,001,534	629,282
Christopher T. Metz	18,137,071	272,939	629,282
Daniel P. Myers	11,043,331	3,890,746	629,282
Brooks M. Pennington III	11,073,292	3,875,466	629,282
John R. Ranelli	11,075,298	3,874,443	629,282
Mary Beth Springer	17,291,143	704,362	629,282

Proposal Two:

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending on September 25, 2021 was ratified, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes(1)
19,633,071	270,227	1,445	0

(1)	Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ George A. Yuhas
George A. Yuhas
General Counsel and Secretary

Dated: February 11, 2021

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